WASHINGTON, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT



                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



                         Date of Report: March 30, 2005




                            COMPX INTERNATIONAL INC.
             (Exact name of Registrant as specified in its charter)



    Delaware                        1-13905                      57-0981653
 (State or other                   (Commission                  (IRS Employer
  jurisdiction of                  File Number)                 Identification
  incorporation)                                                       No.)



       5430 LBJ Freeway, Suite 1700, Dallas, TX               75240-2697
       (Address of principal executive offices)               (Zip Code)



                                 (972) 233-1700
              (Registrant's telephone number, including area code)



             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[   ]      Written communications pursuant to Rule 425 under the Securities Act
           (17 CFR 230.425)

[   ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act
           (17 CFR 240.14a-12)

[   ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the
           Exchange Act (17 CFR 240.14d-2(b))

[   ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the
           Exchange Act (17 CFR 240.13e-4(c))

Item 2.02           Results of Operations and Financial Condition.
Item 7.01           Regulation FD Disclosure.

         Pursuant to Items 2.02 and 7.01 of this current report, the registrant hereby furnishes the information set forth in its press release issued on March 30, 2005, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

         The information, including the exhibit, the registrant furnishes in this report is not deemed "filed" for purposes of section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Registration statements or other documents filed with the Securities and Exchange Commission shall not incorporate this information by reference, except as otherwise expressly stated in such filing.

Item 9.01           Financial Statements and Exhibits.

         (c) Exhibits.

         Item No.         Exhibit Index
         ----------       ----------------------------------------
         99.1             Press Release dated March 30, 2005 issued by the
                          registrant.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     COMPX INTERNATIONAL INC.
                                                     (Registrant)




                                                     By:  /s/ A. Andrew R. Louis
                                                          ----------------------
                                                         A. Andrew R. Louis
                                                         Secretary




Date:  March 30, 2005

                                INDEX TO EXHIBITS


Exhibit No.       Description
-----------       --------------------------------------------------

99.1              Press Release dated March 30, 2005 issued by the registrant.